Loncar Cancer Immunotherapy ETF
Schedule of Investments
November 30, 2022 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 100.0%
	Biotechnology - 81.0% (a)
69,673	Allogene Therapeutics, Inc. (b)	$686,976
38,365	Arcellx, Inc. (b)	764,998
31,089	Arcus Biosciences, Inc. (b)	1,093,400
1,949	Argenx SE - ADR (b)	775,644
4,902	BeiGene, Ltd. - ADR (b)	939,272
4,857	BioNTech SE - ADR	811,216
159,964	Celularity, Inc. (b)	273,538
10,746	CRISPR Therapeutics AG (b)	588,773
34,584	Fate Therapeutics, Inc. (b)	720,039
24,215	Genmab AS - ADR (b)	1,126,724
47,367	IGM Biosciences, Inc. (b)	1,042,548
68,752	I-Mab - ADR (b)	254,382
208,800	ImmunityBio, Inc. (b)	1,150,488
22,157	Immunocore Holdings plc - ADR (b)	1,391,681
134,859	Instil Bio, Inc. (b)	179,363
81,737	Iovance Biotherapeutics, Inc. (b)	523,117
36,486	iTeos Therapeutics, Inc. (b)	735,193
15,448	Legend Biotech Corporation - ADR (b)	795,727
141,702	Lyell Immunopharma, Inc. (b)	596,565
34,134	Merus NV (b)	523,957
199,479	Nektar Therapeutics (b)	558,541
51,478	NGM Biopharmaceuticals, Inc. (b)	284,673
56,181	Nkarta, Inc. (b)	476,415
45,225	Replimune Group, Inc. (b)	925,756
31,571	Xencor, Inc. (b)	938,290
		18,157,276
	Pharmaceuticals - 19.0%
11,066	AstraZeneca plc - ADR	752,156
9,179	Bristol-Myers Squibb Company	736,890
11,479	Gilead Sciences, Inc.	1,008,201
7,920	Merck & Company, Inc.	872,150
1,195	Regeneron Pharmaceuticals, Inc. (b)	898,282
		4,267,679
	TOTAL COMMON STOCKS (Cost $27,671,144)	22,424,955

	SHORT-TERM INVESTMENTS - 0.1%
20,434	First American Government Obligations Fund - Class X - 3.67% (c)	20,434
	TOTAL SHORT-TERM INVESTMENTS (Cost $20,434)	20,434
	TOTAL INVESTMENTS (Cost $27,691,578) - 100.1%	22,445,389
	Liabilities in Excess of Other Assets - (0.1)%	(14,344)
	NET ASSETS - 100.0%	$22,431,045

	Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt.
(a)
To the extent that the Fund invests more heavily in particular industry groups of the economy, its performance will be especially sensitive to developments that significantly affect those industry groups or strategies.

(b)	Non-income producing security.
(c)	Rate shown is the annualized seven-day yield as of November 30, 2022.

Summary of Fair Value Disclosure at November 30, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security.

To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2022:

Loncar Cancer Immunotherapy ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$22,424,955	$-	$-	$22,424,955
Short-Term Investments	20,434	-	-	20,434
Total Investments in Securities	$22,445,389	$-	$-	$22,445,389
^See Schedule of Investments for breakout of investments by industry group classification.

For the period ended November 30, 2022, the Fund did not recognize any transfers to or from Level 3.